Exhibit 99.1

Covanta Holding Corporation Announces Public Offering of $400 Million of Senior Notes due 2030

MORRISTOWN, NJ, August 11, 2020 – Covanta Holding Corporation, a Delaware corporation (NYSE:CVA) (the “Company” or “Covanta”), today announced the offering of $400 million aggregate principal amount of a new series of senior unsecured notes (the “Notes”) in an underwritten public offering (the “Note Offering”). The coupon rate, maturity and other terms of the Notes will be determined at pricing. The Note Offering will be made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (“SEC”) on September 14, 2017.

The Company intends to use the net proceeds of the Note Offering along with cash on hand and/or direct borrowings under Covanta Energy, LLC’s revolving credit facility to fund the redemption of all of its 5.875% Senior Notes due 2024 (the “Existing Notes”) on September 10, 2020 (the “Redemption Date”) and to pay transaction fees and expenses and accrued interest. In the period between the closing of the Note Offering and the Redemption Date, the Company intends to use a portion of the net proceeds of the Note Offering to repay all or a portion of revolver borrowings outstanding under Covanta Energy, LLC’s revolving credit facility and invest the remaining net proceeds in short-term interest-bearing accounts, securities or similar investments.

J.P. Morgan, BofA Securities, Citizens Capital Markets, Credit Agricole CIB, MUFG and SMBC Nikko will act as joint bookrunning managers for the Note Offering. A copy of the prospectus supplement and prospectus relating to these securities may be obtained, when available, by contacting J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by calling +1 (866) 803-9204.

This press release is for informational purposes only and is not an offer to buy or sell or the solicitation of an offer to buy or sell with respect to any securities. The Note Offering may be made only by means of a preliminary prospectus supplement and the accompanying prospectus filed with the SEC. The prospectus is part of a shelf registration statement that has become effective under the Securities Act of 1933, as amended (the “Securities Act”). The Note Offering is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction or is otherwise prohibited. In addition, this press release does not constitute a notice of redemption of the Existing Notes.

About Covanta

Covanta is a world leader in providing sustainable waste and energy solutions. Annually, Covanta’s modern Waste-to-Energy facilities safely convert approximately 21 million tons of waste from municipalities and businesses into clean, renewable electricity to power one million homes and recycle 500,000 tons of metal. Through a vast network of treatment and recycling facilities, Covanta also provides comprehensive industrial material management services to companies seeking solutions to some of today's most complex environmental challenges.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act , Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the SEC, all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta, its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical facts are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward- looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta include, but are not limited to, the risks and uncertainties affecting Covanta’s businesses described in periodic securities filings by Covanta with the SEC. Important factors, risks and uncertainties that could cause actual results to differ materially from those forward-looking statements include, but are not limited to: seasonal or long-term fluctuations in the prices of energy, waste disposal, scrap metal and commodities; Covanta’s ability to renew or replace expiring contracts at comparable prices and with other acceptable terms; adoption of new laws and regulations in the United States and abroad, including energy laws, environmental laws, tax laws, labor laws and healthcare laws; failure to maintain historical performance levels at Covanta’s facilities and its ability to retain the rights to operate facilities it does not own; Covanta’s ability to avoid adverse publicity or reputational damage relating to its business; advances in technology; difficulties in the operation of its facilities, including fuel supply and energy delivery interruptions, failure to obtain regulatory approvals, equipment failures, labor disputes and work stoppages, and weather interference and catastrophic events; difficulties in the financing, development and construction of new projects and expansions, including increased construction costs and delays; limits of insurance coverage; Covanta’s ability to avoid defaults under its long-term contracts; performance of third parties under its contracts and such third parties’ observance of laws and regulations; concentration of suppliers and customers; geographic concentration of facilities; increased competitiveness in the energy and waste industries; changes in foreign currency exchange rates; limitations imposed by Covanta’s existing indebtedness and its ability to perform its financial obligations and guarantees and to refinance its existing indebtedness; exposure to counterparty credit risk and instability of financial institutions in connection with financing transactions; the scalability of its business; restrictions in its certificate of incorporation and debt documents regarding strategic alternatives; failures of disclosure controls and procedures and internal controls over financial reporting; Covanta’s ability to attract and retain talented people; Covanta’s ability to utilize net operating loss carryforwards; general economic conditions in the United States and abroad, including the availability of credit and debt financing; and other risks and uncertainties affecting Covanta’s businesses described in periodic securities filings by Covanta with the SEC.  In addition, the current COVID-19 pandemic is significantly impacting the national and global economy and commodity and financial markets. The full extent and impact of the pandemic is unknown and to date has included extreme volatility in financial and commodity markets, a significant slowdown in economic activity, and has raised the prospect of a global recession. The public and private sector response has led to significant restrictions on travel, temporary business closures, quarantines, global stock market volatility and a general reduction in consumer and construction activity globally. Matters outside our control have affected our business and operations and may or may continue to: limit travel of Company representatives to our business units domestically and internationally; adversely affect the health and welfare of our personnel; reduce the volume of waste materials into our facilities and/or the price at which we are able to attract such materials; or prevent important vendors and contractors from performing normal and contracted activities. If significant portions of our workforce are unable to work effectively, including because of illness, quarantines, government actions, travel restrictions, facility closures, social distancing requirements or other restrictions in connection with the pandemic, our operations could be materially impacted. It is possible that the continued spread of COVID-19 could also further cause disruption in our supply chains, adversely affect our business partners, delay our construction activities or cause other unpredictable events.  Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. For additional information, see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 10-K, previously filed with the SEC.

Investor Contacts	Media Contact
Daniel Mannes	James Regan
1.862.345.5456	1.862.345.5216

IR@covanta.com